Location/Identification

MINFILE Number: 092GNE019

Name(s): CHILCO
P.M.L. 813

Status: Showing

Regions: British Columbia
BCGS Map: 092G098
NTS Map: 092G16W
Latitude: 49 58 20 N
Longitude: 122 26 42 W
Elevation: 475 metres
Location Accuracy: Within 500M
Comments: Sample H-59 (Assessment Report 2589, location map).

Mining Division: New Westminster
Electoral District: West Vancouver-Garibaldi
Forest District: Squamish Forest District

UTM Zone: 10 (NAD 83)
Northing: 5535690
Easting: 539798

Mineral Occurrence

Commodities: Gold, Platinum, Palladium, Silver

Minerals
Significant: Gold, Platinum, Palladium, Silver
Mineralization Age: Recent

Deposit
Character: Unconsolidated
Classification: Placer
Type: C01 : Surficial placers
Dimension: 800x40x0 metres
Comments: Sands, more than 40 metres deep, cover a 400 to 800 metre wide section.

Host Rock

Dominant Host Rock: Sedimentary

Stratigraphic Age	Group	Formation	Igneous/Metamorphic/Other
Recent	Undefined Group	Undefined Formation	-----

Isotopic Age	Dating Method	Material Dated
---	---	---

Lithology: Fluvial Sand

Geological Setting

Tectonic Belt: Coast Crystalline
Terrane: Gambier

Physiographic Area: Pacific Ranges

Inventory

Ore Zone: SAMPLE
Category: Assay/analysis

Year: 1969
Report On: N
NI 43-101: N

Sample Type: Bulk Sample

Commodity	Grade
Silver	4.8000 grams per tonne
Gold	2.4700 grams per tonne
Palladium	2.7100 grams per tonne
Platinum	2.7700 grams per tonne

Comments: 1.4 kilogram sample.

Reference: Assessment Report 2589.

Capsule Geology

The Chilco showing is located 32.5 kilometres northwest of the north end of Harrison Lake. Precious metal bearing sands cover a 400 to 800 metre wide section of the Lillooet River valley, to depths in excess of 40 metres.

The post-Pleistocene alluvial sands contain gold, silver, platinum and palladium in submicron sized particles. A 1.4 kilogram sample of sand, taken at least a metre below surface, assayed 2.47 grams per tonne gold, 4.80 grams per tonne silver, 2.77 grams per tonne platinum and 2.71 grams per tonne palladium (Assessment Report 2589, p. A2, Sample H-59).

Bibliography

EM FIELDWORK 2001, pp. 303-312

EM GEOFILE 2000-2, 2000-5

EMPR ASS RPT *2589

EMPR FIELDWORK 1980, pp. 165-184; 1984, pp. 42-53; 1985, pp. 120-131

GSC MAP 1069A; 1151A; 1386A

GSC MEM 335

GSC OF 2203

GSC P 86-1B, pp. 699-706; 89-1E, pp. 177-187; 90-1E, pp. 183-195, 197-204; 90-1F, pp. 95-107

Ditson, G.M. (1978): Metallogeny of the Vancouver-Hope Area, British Columbia, M.Sc. Thesis, University of British Columbia

Date Coded:	1985/07/24	**Coded By:**	BC Geological Survey (BCGS)	**Field Check:**	N
Date Revised:	1990/05/16	**Revised By:**	Peter S. Fischl(PSF)	**Field Check:**	N